Exhibit 99.04

MONEYGRAM INTERNATIONAL, INC.
2005 OMNIBUS INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

This Non-Qualified Stock Option Agreement is between MoneyGram International, Inc., a Delaware corporation (the “Company”), and you, the person named in the Notice of Stock Option Grant (the “Notice”) accompanying this Agreement. This Agreement is effective as of the date of grant set forth in the Notice (the “Grant Date”).

The Company desires to provide you with an opportunity to purchase shares of the Company’s Common Stock, $0.01 par value (the “Common Stock”), as provided in this Agreement in order to carry out the purpose of the Company’s 2005 Omnibus Incentive Plan (the “Plan”).

Accordingly, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and you hereby agree as follows:

1. Grant of Option.

The Company hereby grants to you, effective as of the Grant Date, the right and option (the “Option”) to purchase all or any part of the aggregate number of shares of Common Stock set forth in the Notice, on the terms and conditions contained in this Agreement and in accordance with the terms of the Plan. The Option is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Exercise Price.

The per share purchase price of the shares subject to the Option is set forth in the Notice.

3. Term of Option and Exercisability.

The term of the Option shall be for a period of ten years from the Grant Date, terminating at the close of business on the expiration date set forth in the Notice (the “Expiration Date”) or such shorter period as is prescribed in Sections 5 and 6 of this Agreement. The Option shall become exercisable, or vest, on the date or dates set forth in the Notice, subject to the provisions of Sections 4, 5 and 6 of this Agreement. To the extent the Option is exercisable, you may exercise it in whole or in part, at any time, or from time to time, prior to the termination of the Option.

4. Effect of Change in Control.

Notwithstanding the vesting provisions contained in Section 3 above, but subject to the other terms and conditions contained in this Agreement, from and after a Change of Control (as defined below) the following provisions shall apply:

(a) If you are employed by the Company or an Affiliate of the Company on the date of the Change in Control, any portion of the Option that has not vested shall become immediately exercisable in full.

(b) For purposes of this Agreement, a “Change in Control” shall mean any of the following events:

(i) An acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either: (1) the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”); or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following:

(1) any acquisition directly from the Company or any entity controlled by the Company other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company or any entity controlled by the Company;

(2) any acquisition by the Company, or any entity controlled by the Company;

(3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or

(4) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of Section (iii) below; or

(ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section (b) that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso), shall be considered as though such individual were a member of the Incumbent Board; but provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”) excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction (the “Prior Stockholders”) beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding  shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Company or other entity resulting from such Corporate Transaction (including, without limitation, a corporation or other entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company or any entity controlled by the Company, any employee benefit plan (or related trust) of the Company or any entity controlled by the Company or such corporation or other entity resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of Common Stock of the Company or other entity resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of the Company or such other entity entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; and further excluding any disposition of all or substantially all of the assets of the Company pursuant to a spin-off, split-up or similar transaction (a “Spin-off”) if, immediately following the Spin-off, the Prior Stockholders beneficially own, directly or indirectly, more than 80% of the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of both entities resulting from such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; provided, that if another Corporate Transaction involving the Company occurs in connection with or following a Spin-off, such Corporate Transaction shall be analyzed separately for purposes of determining whether a Change in Control has occurred; or

(iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

5. Effect of Termination of Employment.

If you cease to be employed by the Company or an Affiliate of the Company, any portion of the Option that was not vested on the date of your termination of employment shall be forfeited and any portion of the Option that was vested on the date of your termination of employment may be exercised until the earlier of (i) the Expiration Date set forth in the Notice and (ii) the date that is three months after the date of your termination of employment, except that:

(a) if your employment with the Company or an Affiliate of the Company is terminated for Cause (as defined below), any portion of the Option that was vested on the date of your termination but has not been exercised shall be immediately forfeited. For purposes of this Agreement, termination for “Cause” shall mean a termination which results from: (i) a willful and continued failure to perform the required duties of your position; (ii) a breach of your fiduciary duty to the Company; (iii) an act of willful or gross misconduct, whether or not such act is the basis for a determination by the Company pursuant to 6(c) or (d) below that you have engaged in misconduct or acts contrary to the Company; or (iv) a conviction or guilty plea to a felony or to a misdemeanor involving an act or acts of fraud, theft or embezzlement. The Company’s determination of whether a termination was for Cause shall be made by the Human Resources Committee of the Company’s Board of Directors (the “Committee”), in the case of executive officers of the Company, and by the Chief Executive Officer and General Counsel of the Company, in the case of all other officers and employees;

(b) if your employment with the Company or an Affiliate of the Company is terminated due to a Disability (as defined below), any portion of the Option that has not vested on the date of your termination of employment shall become immediately exercisable and the Option may be exercised until the earlier of (i) the Expiration Date set forth in the Notice and (ii) the date that is two (2) years after the date of your termination due to Disability. “Disability” for purposes of this Agreement shall mean a medically determinable physical or mental impairment which: (i) renders you incapable of performing the essential functions of your job responsibilities at the Company or its Affiliates and incapable of holding any job at the Company or its Affiliates which qualifies you for participation in the Plan; (ii) can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; and (iii) is evidenced by a certification to this effect by a doctor of medicine approved by the Company;

(c) if your employment with the Company or an Affiliate of the Company is terminated due to Retirement, any portion of the Option that has not vested on the date of your termination of employment shall become immediately exercisable in full and the Option may be exercised until the earlier of (i) the Expiration Date set forth in the Notice and (ii) the date that is five (5) years after the date of your termination for Retirement. “Retirement” for purposes of this Agreement shall mean voluntary termination of employment on or after age 55 with ten (10) years of service with the Company or an Affiliate of the Company; or

(d) if your employment with the Company or an Affiliate of the Company is terminated due to death, any portion of the Option that has not vested as of the date of your death shall become immediately exercisable in full and the Option may be exercised by your personal representative or the administrators of your estate or by any Person or Persons to whom the Option has been transferred by will or the applicable laws of descent and distribution until the earlier of (i) the Expiration Date set forth in the Notice and (ii) the date that is twelve (12) months after the date of your death.

Notwithstanding anything to the contrary in (b), (c) or (d) of this Section 5, if the date on which you cease to be an employee of the Company due to Disability, Retirement or death is within six months of the Grant Date of the Option, and you are an officer or director of the Company subject to Section 16(b) of the Exchange Act, this Option shall not become fully exercisable until six months and one day after the Grant Date.

6. Forfeiture and Repayment Provisions. Unless a Change in Control (as defined above) shall have occurred after the date hereof:

(a) Certification. The right to exercise this Option shall be conditional upon the fact that you have read and understand the forfeiture and repayment provisions set forth in this Section 6, that you have not engaged in any misconduct or acts contrary to the Company as described below, and that you have no intent to leave employment with the Company or any of its Affiliates for the purpose of engaging in any activity or providing any services which are contrary to the spirit and intent of Section 6(b).

(b) Non-Compete. Unless a Change in Control (as defined above) shall have occurred after the date hereof:

(i) In order to better protect the goodwill of the Company and its Affiliates and to prevent the disclosure of the Company’s or its Affiliates’ trade secrets and confidential information and thereby help insure the long-term success of the business, you, without prior written consent of the Company, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, agent, consultant, owner of more than five (5) percent of any enterprise or otherwise, for a period of two (2) years following the date of your termination of employment with the Company or any of its Affiliates, in connection with the manufacture, development, advertising, promotion, design, or sale of any service or product which is the same as or similar to or competitive with any services or products of the Company or its Affiliates (including both existing services or products as well as services or products known to you, as a consequence of your employment with the Company or one of its Affiliates, to be in development):

(1) with respect to which your work has been directly concerned at any time during the two (2) years preceding termination of employment with the Company or one of its Affiliates; or

(2) with respect to which during that period of time you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of the Company or its Affiliates.

(ii) For purposes of the provisions of Section 6(b), it shall be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(iii) The Company is authorized to suspend or terminate this Option and any other outstanding stock option held by you prior to or after termination of employment if you engage in any conduct agreed to be avoided pursuant to the provisions of Section 6(b) at any time within the two (2) years following the date of your termination of employment with the Company or any of its Affiliates.

(iv) If, at any time within two (2) years after the date of your termination of employment with the Company or any of its Affiliates, you engage in any conduct agreed to be avoided pursuant to the provisions of Section 6(b), then any gain (without regard to tax effects) realized by you from the exercise of this Option, in whole or in part, shall be paid by you to the Company. You consent to the deduction from any amounts the Company or any of its Affiliates owes to you to the extent of the amounts you owe the Company hereunder.

(c) Misconduct. Unless a Change in Control (as defined above) shall have occurred after the date hereof:

(i) The Company is authorized to suspend or terminate this Option and any other outstanding stock option held by you prior to or after termination of employment if the Company reasonably determines that during your employment with the Company or any of its Affiliates:

(1) You knowingly participated in misconduct that causes a misstatement of the financial statements of the Company or any of its Affiliates or misconduct which represents a material violation of any code of ethics of the Company applicable to you or of the Always Honest compliance program or similar program of the Company; or

(2) You were aware of and failed to report, as required by any code of ethics of the Company applicable to you or by the Always Honest compliance program or similar program of the Company, misconduct that causes a misstatement of the financial statements of the Company or any of its Affiliates or misconduct which represents a material violation of any code of ethics of the Company applicable to you or of the Always Honest compliance program or similar program of the Company.

(ii) If, at any time after you exercises this Option in whole or in part, the Company reasonably determines that the provisions of Section 6(c) applies to you, then any gain (without regard to tax effects) realized by you from such exercise shall be paid by you to the Company. You consent to the deduction from any amounts the Company or any of its Affiliates owes to you to the extent of the amounts you owe the Company under this Section 6.

(d) Acts Contrary to Company. Unless a Change in Control (as defined above) shall have occurred after the date hereof:

(i) The Company is authorized to suspend or terminate this Option and any other outstanding stock option held by you prior to or after termination of employment if the Company reasonably determines that you have acted significantly contrary to the best interests of the Company, including, but not limited to, any direct or indirect intentional disparagement of the Company.

(ii) If, at any time within two (2) years after you exercise this Option in whole or in part, the Company reasonably determines that you have acted significantly contrary to the best interests of the Company, including, but not limited to, any direct or indirect intentional disparagement of the Company, then any gain (without regard to tax effects) realized by you from such exercise shall be paid by you to the Company. You consent to the deduction from any amounts the Company or any of its Affiliates owes to you to the extent of the amounts you owe the Company under this Section 6.

(e) The Company’s reasonable determination required under Sections 6(c)(i) and (ii) and 6(d)(i) and (ii) shall be made by the Committee, in the case of executive officers of the Company, and by the Chief Executive Officer and General Counsel of the Company, in the case of all other officers and employees.

7. Method of Exercising Option.

(a) Subject to the terms and conditions of this Agreement, you may exercise your Option by following the procedures established by the Company from time to time. In addition, you may exercise your Option by written notice to the Company as provided in Section 11(j) of this Agreement that states (i) your election to exercise the Option, (ii) the Grant Date of the Option, (iii) the purchase price of the shares, (iv) the number of shares as to which the Option is being exercised, (v) the manner of payment and (vi) the manner of payment for any income tax withholding amount. The notice shall be signed by you or the Person or Persons exercising the Option. The notice shall be accompanied by payment in full of the exercise price for all shares designated in the notice. To the extent that the Option is exercised after your death, the notice of exercise shall also be accompanied by appropriate proof of the right of such Person or Persons to exercise the Option.

(b) Payment of the exercise price shall be made to the Company through one or a combination of the following methods:

(i) cash, in United States currency (including check, draft, money order or wire transfer made payable to the Company); or

(ii) delivery (either actual delivery or by attestation) of shares of Common Stock acquired by you more than six (6) months prior to the date of exercise having a Fair Market Value on the date of exercise equal to the Option exercise price (only full shares of Common Stock shall be utilized for payment purposes). You shall represent and warrant in writing that you are the owner of the shares so delivered, free and clear of all liens, encumbrances, security interests and restrictions, and you shall duly endorse in blank all certificates delivered to the Company.

8. Taxes.

(a) You acknowledge that you will consult with your personal tax adviser regarding the income tax consequences of exercising the Option or any other matters related to this Agreement. If you are employed by the Company or an Affiliate of the Company, in order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are your sole and absolute responsibility, are withheld or collected from you.

(b) In accordance with the terms of the Plan, and such rules as may be adopted by the Committee, you may elect to satisfy any applicable tax withholding obligations arising from the exercise of the Option by (i) delivering cash (including check, draft, money order or wire transfer made payable to the order of the Company), (ii) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of the Option having a Fair Market Value equal to the amount of such taxes or (iii) delivering to the Company shares of Common Stock having a Fair Market Value equal to the amount of such taxes (only full shares of Common Stock shall be utilized for payment purposes). Your election must be made on or before the date that the amount of tax to be withheld is determined.

9. Adjustments.

In the event that the Company engages in a transaction such that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the shares covered by the Option, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement, the number and type of the shares covered by the Option and the exercise price of the Option shall automatically be adjusted to account for such change.

10. Employee Data Privacy.

By entering into the Agreement, and as a condition of the grant of the Option, you consent to the collection, use and transfer of personal data as described in this Section 10. You understand that the Company and its Affiliates hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social/national insurance number, salary, nationality, job title, any Shares of Common Stock or directorships held in the Company, details of all Options or other entitlement to Shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of managing and administering the Plan (the “Data”). You further understand that the Company and/or its Affiliates will transfer Data amongst themselves as necessary for the purposes of implementation, administration and management of your participation in the Plan, and that the Company and/or its Affiliates may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan (the “Data Recipients”). You understand that these Data Recipients may be located in your country of residence or elsewhere, such as the European Union or the United States. You authorize the Data Recipients to receive, possess, use, retain and transfer Data in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares of Common Stock on your behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited. You understand that you may, at any time, review the Data, require any necessary amendments to it or withdraw the consent herein in writing by contacting the Company. You further understand that withdrawing consent may affect your ability to participate in the Plan.

11. General Provisions.

(a) Interpretations. This Agreement is subject in all respects to the terms of the Plan. A copy of the Plan is available upon your request. Terms used herein which are defined in the Plan shall have the respective meanings given to such terms in the Plan, unless otherwise defined herein. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Agreement shall be determined by the Committee, and such determination shall be final, conclusive and binding upon all parties in interest.

(b) No Rights as a Stockholder. Neither you nor your legal representatives shall have any of the rights and privileges of a stockholder of the Company with respect to the shares of Common Stock subject to the Option unless and until such shares are issued upon exercise of the Option.

(c) No Right to Employment. Nothing in this Agreement or the Plan shall be construed as giving you the right to be retained as an employee of the Company or any Affiliate of the Company. In addition, the Company or an Affiliate of the Company may at any time dismiss you from employment, free from any liability or any claim under this Agreement, unless otherwise expressly provided in this Agreement.

(d) Termination of the Plan; No Right to Future Grants. By entering into this Agreement, you acknowledge: (a) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (b) that each grant of an option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (c) that all determinations with respect to any such future grants, including, but not limited to, the times when the option shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (d) that your participation in the Plan is voluntary; (e) that the value of the Options is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (f) that the Option is not part of normal and expected compensation for purposes of calculating any severance, resignation, bonuses, pension or retirement benefits or similar payments; (g) that the right to purchase Common Stock ceases upon termination of employment for any reason except as may otherwise be explicitly provided in the Plan or this Agreement; (h) that the future value of the Option is unknown and cannot be predicted with certainty; (i) that if the underlying shares do not increase in value, the Option will have no value; and (j) the foregoing terms and conditions apply in full with respect to any prior option grants to you.

(e) Option Not Transferable. Except as otherwise provided by the Plan or by the Committee, the Option shall not be transferable other than by will or by the laws of descent and distribution and the Option shall be exercisable during your lifetime only by you or, if permissible under applicable law, by your guardian or legal representative. The Option may not be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance of the Option shall be void and unenforceable against the Company or any Affiliate of the Company.

(f) Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

(g) Securities Matters. The Company shall not be required to deliver any shares of Common Stock until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(h) Headings. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof.

(i) Governing Law. The internal law, and not the law of conflicts, of the State of Delaware will govern all questions concerning the validity, construction and effect of this Agreement.

(j) Notices. You should send all written notices regarding this Agreement or the Plan to the Company at the following address:

MoneyGram International, Inc.

Executive Vice President, Human Resources and Corporate Services

1550 Utica Avenue South

Minneapolis, MN 55416

(k) Notice of Stock Option Grant. This Non-Qualified Stock Option Agreement is made part of the Notice and shall have no force or effect unless such Notice is duly executed and delivered by the Company to you.

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Updated and Approved on May 8, 2007